EXHIBIT 99
                                 ----------


MORGAN STANLEY DEAN WITTER                                  FEBRUARY 11, 1998
Mortgage Finance Group              [LOGO]
MBS Capital Markets






                            Collateral Term Sheet


                          $224,249,434 (Approximate)

                        Morgan Stanley Capital I Inc.
              Mortgage Pass-Through Certificates, Series 1998-1



   This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by NOVUS Financial Corporation with respect to the expected characteristics of the pool of mortgage loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. This collateral term sheet supercedes any information previously distributed. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.


MORGAN STANLEY DEAN WITTER                                  FEBRUARY 11, 1998
Mortgage Finance Group              [LOGO]
MBS Capital Markets


                                $ 224,249,434

                        MORGAN STANLEY CAPITAL I INC.
                        -----------------------------

              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1998-1

                            TRANSACTION HIGHLIGHTS
                            ----------------------

                         PAYMENT              PRICE

                                                    AVERAGE             PAYMENT                   PRICE
                                  EXPECTED RATINGS   LIFE TO            WINDOW                    TALK
  CLASS    CLASS SIZE    COUPON     (S&P/FITCH)      MATURITY         TO MATURITY                 (BPS)
---------  ------------  ------   ----------------  ---------  -------------------------     --------------

   A-1      $92,915,000   6.75%       AAA/AAA         2.15     4/98 to 12/02 (57 months)

   A-2       18,356,000   6.75%       AAA/AAA         5.70     12/02 to 2/05 (27 months)

   A-3       15,270,000   6.75%       AAA/AAA         10.52    2/05 to 9/26 (260 months)

   A-4       15,350,000   6.75%       AAA/AAA         10.92    4/03 to 9/26 (282 months)

   A-5       70,577,000   6.75%       AAA/AAA         3.79     4/98 to 6/12 (171 months)

   X-1    76,485,249/*/    WAC        AAA/AAA         4.06     4/98 to 6/12 (171 months)

   X-2   153,514,751/**    WAC        AAA/AAA         4.91     4/98 to 9/26 (342 months)
                      /
   PO           280,858     -         AAA/AAA         3.97     4/98 to 1/24 (310 months)

   B-1        5,750,000   6.75%        AA/AA          9.41     4/98 to 9/26 (342 months)

   B-2        3,450,000   6.75%         A/A           9.41     4/98 to 9/26 (342 months)

   B-3        2,300,000   6.75%       BBB/BBB         9.41     4/98 to 9/26 (342 months)
   B-4        2,990,000   6.75%        BB/BB                       Not Offered Hereby
   B-5        1,150,000   6.75%         B/B                        Not Offered Hereby
   B-6        1,611,042   6.75%        UR/UR                       Not Offered Hereby

* Notional balance of 15 year and shorter maturity collateral pool ** Notional balance of 30 year collateral pool

Depositor:             Morgan Stanley Capital I Inc.

Seller and Servicer:   NOVUS Financial Corporation

Trustee:               Norwest Bank Minnesota, NA

Manager:               MORGAN STANLEY DEAN WITTER (Sole Manager)

Day Count Basis:       30/360

Expected Pricing Date: February 12, 1998

Expected Settlement:   March 30, 1998

Forms of Certificates: Classes A-1 through B-3 will settle through DTC.

Distribution Dates:    The 25th of each month, beginning April 25, 1998

Pricing Speed:         300 PSA

Optional Call:         10% clean-up call (10% of pool balance)

Tax Status:            REMIC

ERISA Eligibility:     The Class A-1 through A-5, Class X-1, Class X-2 and
                       Class PO are ERISA eligible

SMMEA Eligibility:     The Class A-1 through A-5, Class X-1, Class X-2,
                       Class PO and B-1 are SMMEA eligible

_____________________________________________________________________________
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by NOVUS Financial Corporation with respect to the expected characteristics of the pool of mortgage loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. This collateral term sheet supercedes any information previously distributed. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                              CREDIT ENHANCEMENT
                              ------------------

-  Class A-1 through A-5, Class X-1, Class X-2 and Class PO Credit
   Enhancement:
  1. Subordination of Class B-1, B-2, B-3, B-4, B-5 and B-6 certificates, totaling 7.50% of the original pool balance.

-  Class B-1, B-2 and B-3 Credit Enhancement:
  1. Class B-1 is enhanced by 5.00% in subordinate certificates.
  2. Class B-2 is enhanced by 3.50% in subordinate certificates.
  3. Class B-3 is enhanced by 2.50% in subordinate certificates.

                               CREDIT STRUCTURE
                               ----------------

-  Cashflow priority for Morgan Stanley Capital I Inc., Series 1998-1

  Distributions will be made on each distribution date from available funds in the following order of priority:

  1. To pay a servicing fee of 25 bps,
  2. To pay interest on each class of senior certificates,
  3. To pay the net interest shortfall carryforward amount when applicable on senior certificates,
  4. To pay principal on the classes of senior certificates then entitled to receive distributions of principal,
  5. To pay interest on each class of subordinated certificates,
  6. To pay the net interest shortfall carryforward amount when applicable on subordinate certificates,
  7. To pay principal on the classes of subordinated certificates then entitled to receive distributions of principal,
  8. To fund the simple interest shortfall reserve fund.

-  Distribution of Principal:

  Principal will be allocated among the classes as follows:

  1. Scheduled principal from the 15-year and shorter maturity collateral group allocable to the A5 class. All unscheduled principal from the 15-year and shorter maturity collateral will be paid to the A5 for the first 60 months. Beginning in month 61, unscheduled principal will be paid to the A5 based on a shifting interest schedule.
  2. During the first 60 months, scheduled principal from the 30 year collateral group allocable to classes A1, A2 and A3 will be paid sequentially starting with A1 until it is paid in full, next to A2 until it is paid in full and then to A3. The NAS class, A4, will be not receive scheduled or unscheduled principal for the first 60 periods.
  3. Beginning in month 61, the NAS class will begin to receive its pro rata share of scheduled principal and a scheduled amount of prepayments from the 30-year collateral group.
  4. All subordinated classes will receive their pro-rata share of scheduled principal payments based on their allocable percentages and beginning in month 61 a scheduled amount of prepayments.
  5. The X-1 and the X-2 Classes do not receive any principal.
  6. The PO class will receive the discount fraction of principal distributions of the discount mortgage loans.

-  Simple Interest Shortfall Reserve Fund:

  All of the underlying collateral consists of simple interest mortgage loans. Shortfalls may occur when payments are received in advance of their scheduled due date. Therefore, the Trust will establish a Simple Interest Shortfall Reserve Account to cover any Net Unpaid Simple Interest Shortfalls. The account will initially be funded by two days of interest on the mortgage loans, which if unutilized will be released to the Servicer. On an ongoing basis, the Simple Interest Shortfall Reserve Account will be funded by any Excess Interest received from the mortgage loans. Additionally, one day's interest on the outstanding mortgage loans in the months of December and January shall be deposited into the Simple Interest Shortfall Reserve Account to be applied to any Net Unpaid Simple Interest Shortfall that may occur in the month of February. In the event that insufficient funds are in the Simple Interest Shortfall Reserve Fund to cover any Net Unpaid Simple Interest Shortfalls, the Servicer will be required to cover the shortfall up to the amount of the Servicing Fee.

_____________________________________________________________________________
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by NOVUS Financial Corporation with respect to the expected characteristics of the pool of mortgage loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. This collateral term sheet supercedes any information previously distributed. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.


                     MSMCI 1998-1 COLLATERAL DESCRIPTION
                     -----------------------------------

COLLATERAL:  The collateral pool consists of fixed-rate, simple interest mortgage loans with remaining terms to maturity of not more than 360 months. As of February 1, 1998 (the "Cut-off Date"), the pool totaled approximately $240,313,621.


                                 30 YEAR COLLATERAL*     15 YEAR COLLATERAL*      TOTAL COLLATERAL POOL*
                                 -------------------     -------------------      ----------------------
AGGREGATE BALANCE:                   $160,398,633            $79,914,988               $240,313,621

NUMBER OF LOANS:                         706                     544                       1,250
AVERAGE OUTSTANDING BALANCE:           $227,194               $146,903                   $192,251

AVERAGE ORIGINAL BALANCE:              $231,104               $153,891                   $197,501

WEIGHTED AVERAGE GROSS COUPON:          8.226%                 8.156%                     8.203%
LATEST SCHEDULED MATURITY:          February 2028           February 2013              February 2028

LOAN TYPE:                         100% Fixed Rate         100% Fixed Rate            100% Fixed Rate


PRODUCT TYPE:                   100% 30Yr Fixed Rate   58.18% 15Yr Fixed Rate,    66.75% 30Yr Fixed Rate,
                                                        23.10% 15/30 Balloon,     19.35% 15Yr Fixed Rate,
                                                       18.72% 7/30 Balloon         7.68% 15/30 Balloon,
                                                                                    6.23% 7/30 Balloon

ORIGINAL WEIGHTED AVERAGE
TERM:                                  357 Months             156 Months                 290 Months

REMAINING WEIGHTED AVERAGE
MATURITY:                              339 Months             143 Months                 274 Months

WEIGHTED AVERAGE SEASONING:           17 Months               13 Months                  16 Months

WEIGHTED AVERAGE FICO SCORE:             708                     709                        708

LIEN POSITION:                         100% 1st               100% 1st                   100% 1st

ORIGINAL WEIGHTED AVERAGE LOAN
TO VALUE RATIO**:                       75.50%                 71.71%                     74.22%

PROPERTY TYPE:                   90.24% Single Family,     90.48% Single Family,     90.32% Single Family,
                               5.01% Condo, 3.35% 2 to   6.91% Condo, 1.59% 2 to   5.65% Condo, 2.77% 2 to
                                   4 Family, 1.39%           4 Family, 1.03%           4 Family, 1.27%
                                      Townhouse               Townhouse               Townhouse

OWNER OCCUPANCY:                90.39% Owner Occupied,   87.78% Owner Occupied,     89.52% Owner Occupied,
                                    9.61% Investor            12.22% Investor            10.48% Investor


GEOGRAPHIC                       CA 28.94%, NY 8.23%,       CA 29.02%, FL 9.69%,     CA 28.97%, NY 8.67%,
DISTRIBUTION (>5%):              IL 6.67%, NJ 6.43%,         NY 9.54%, CO 6.41%,      FL 7.38%, IL 6.42%,
                                  FL 6.23%, HI 5.33%               IL 5.91%                NJ 5.56%


* The description of the Collateral herein will be superceded by the description of the collateral in the Prospectus Supplement.

**   Based on original balance.

_____________________________________________________________________________
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by NOVUS Financial Corporation with respect to the expected characteristics of the pool of mortgage loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. This collateral term sheet supercedes any information previously distributed. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                              30 YEAR COLLATERAL
                              ------------------

                                                % OF             WEIGHTED  WEIGHTED  WEIGHTED  WEIGHTED
                      NUMBER OF    AGGREGATE AGGREGATE  WEIGHTED  AVERAGE   AVERAGE   AVERAGE   AVERAGE
CURRENT MORTGAGE LOAN  MORTGAGE    PRINCIPAL PRINCIPAL  AVERAGE  ORIGINAL  REMAINING ORIGINAL    FICO
PRINCIPAL BALANCE ($)   LOANS       BALANCE   BALANCE    COUPON    TERM      TERM       LTV      SCORE
--------------------- ---------  --------- ---------  -------- --------  --------- --------  --------
1 - 50,000                48       1,993,698    1.24     9.502      344       330      70.61      687
50,001 - 100,000         161      11,863,958    7.40     8.941      347       333      75.10      673
100,001 - 150,000        101      12,358,852    7.71     8.433      356       341      81.87      670
150,001 - 200,000         57       9,731,159    6.07     8.287      355       345      84.16      701
200,001 - 250,000         93      21,348,200   13.31     8.185      354       336      78.42      711
250,001 - 300,000         70      19,380,106   12.08     8.258      354       337      74.97      719
300,001 - 350,000         49      15,706,563    9.79     8.352      357       342      73.36      702
350,001 - 400,000         37      13,969,951    8.71     7.969      360       339      71.71      725
400,001 - 450,000         23       9,792,827    6.11     7.878      360       341      72.44      727
450,001 - 500,000         18       8,598,518    5.36     8.001      360       344      76.01      712
500,001 - 550,000         10       5,250,447    3.27     7.688      360       341      78.60      713
550,001 - 600,000          6       3,383,018    2.11     8.224      360       334      84.20      680
600,001 - 650,000          6       3,775,650    2.35     8.163      360       342      74.77      722
650,001 - 700,000          7       4,826,141    3.01     7.663      360       334      69.63      703
700,001 - 750,000          6       4,293,040    2.68     7.851      360       341      73.71      744
800,001 - 850,000          4       3,314,504    2.07     7.782      360       353      78.62      728
850,001 - 900,000          3       2,637,764    1.64     7.835      360       341      81.26      723
950,001 - 1,000,000        4       3,902,637    2.43     7.908      360       334      57.45      748
1,000,001 +                3       4,271,599    2.66     9.218      360       343      67.49      685
                      ---------  ----------- ---------  -------- --------  --------- --------  --------
                TOTAL:   706     160,398,633     100      8.226      357       339      75.60      708


                                                % OF             WEIGHTED  WEIGHTED  WEIGHTED  WEIGHTED
                      NUMBER OF    AGGREGATE AGGREGATE  WEIGHTED  AVERAGE   AVERAGE   AVERAGE   AVERAGE
ORIGINAL MORTGAGE      MORTGAGE    PRINCIPAL PRINCIPAL  AVERAGE  ORIGINAL  REMAINING ORIGINAL    FICO
PRINCIPAL BALANCE ($)   LOANS       BALANCE   BALANCE    COUPON    TERM      TERM       LTV      SCORE
--------------------- ---------  ----------- ---------  -------- --------  --------- --------  --------
1 - 50,000                45       1,858,015    1.16     9.574      343       331      70.94      689
50,001 - 100,000         162      11,852,776    7.39     8.944      346       333      74.99      673
100,001 - 150,000        102      12,359,707    7.71     8.425      356       341      82.00      669
150,001 - 200,000         56       9,522,774    5.94     8.237      355       346      84.73      698
200,001 - 250,000         85      19,331,321   12.05     8.233      357       341      79.30      712
250,001 - 300,000         73      19,729,746   12.30     8.300      350       333      74.62      719
300,001 - 350,000         54      17,128,429   10.68     8.288      358       340      73.43      700
350,001 - 400,000         34      12,620,824    7.87     7.943      360       341      72.91      725
400,001 - 450,000         26      10,864,795    6.77     7.918      360       340      69.94      733
450,001 - 500,000         19       8,984,343    5.60     7.950      360       343      76.97      709
500,001 - 550,000         10       5,207,465    3.25     7.886      360       343      75.88      711
550,001 - 600,000          7       3,917,103    2.44     7.989      360       331      85.05      692
600,001 - 650,000          6       3,775,650    2.35     8.163      360       342      74.77      722
650,001 - 700,000          2       1,365,914    0.85     7.938      360       344      74.09      735
700,001 - 750,000         10       7,025,517    4.38     7.756      360       339      75.04      709
750,001 - 800,000          1         727,751    0.45     7.350      360       312      33.09      795
800,001 - 850,000          3       2,466,378    1.54     7.707      360       356      77.56      720
850,001 - 900,000          3       2,609,310    1.63     8.001      360       352      87.80      769
950,001 - 1,000,000        3       2,939,080    1.83     8.205      360       341      61.25      732
1,000,001 +                5       6,111,737    3.81     8.622      360       334      63.32      692
                       --------  ----------- ---------  -------- --------  --------- --------  --------
             TOTAL:      706     160,398,633    100      8.226      357       339      75.60      708


_____________________________________________________________________________
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by NOVUS Financial Corporation with respect to the expected characteristics of the pool of mortgage loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. This collateral term sheet supercedes any information previously distributed. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                              % OF             WEIGHTED  WEIGHTED  WEIGHTED  WEIGHTED
                      NUMBER OF  AGGREGATE AGGREGATE  WEIGHTED  AVERAGE   AVERAGE   AVERAGE   AVERAGE
                       MORTGAGE  PRINCIPAL PRINCIPAL  AVERAGE  ORIGINAL  REMAINING ORIGINAL    FICO
MORTGAGE RATES (%)      LOANS     BALANCE   BALANCE    COUPON    TERM      TERM       LTV      SCORE
--------------------- ---------  --------- ---------  -------- --------  --------- --------  --------
6.001 - 6.500              1       534,085    0.33     6.500      360       310      90.43      766
6.501 - 7.000             21     6,506,124    4.06     6.922      360       318      70.92      737
7.001 - 7.500             63    14,451,804    9.01     7.399      352       329      69.97      709
7.501 - 8.000            285    72,300,820   45.08     7.870      358       346      77.69      719
8.001 - 8.500            137    35,758,002   22.29     8.292      358       343      75.10      719
8.501 - 9.000             66    12,161,050    7.58     8.851      356       335      74.63      687
9.001 - 9.500             28     4,492,517    2.80     9.355      343       321      75.24      692
9.501 - 10.000            39     7,730,866    4.82     9.796      358       336      73.75      642
10.001 - 10.500           13     1,744,165    1.09     10.331     345       326      78.24      646
10.501 - 11.000           17     1,678,047    1.05     10.914     335       316      75.62      611
11.001 - 11.500           11     1,237,389    0.77     11.363     340       312      79.95      662
11.501 - 12.000            8      621,648    0.39     11.798     344       319      62.84      717
12.001 - 12.500            6       384,357    0.24     12.266     360       333      69.89      600
12.501 - 13.000            4       275,253    0.17     12.869     332       310      64.34      655
13.001 - 13.500            2       105,726    0.07     13.397     311       280      78.97      616
13.501 - 14.000            4       383,461    0.24     13.864     343       318      77.04      628
14.001 - 14.500            1        33,318    0.02     14.325     360       323      90.39      567
                      ---------  --------- ---------  -------- --------  --------- --------  --------
                TOTAL:   706   160,398,633     100      8.226      357       339      75.60      708




                                              % OF             WEIGHTED  WEIGHTED  WEIGHTED  WEIGHTED
                      NUMBER OF  AGGREGATE AGGREGATE  WEIGHTED  AVERAGE   AVERAGE   AVERAGE   AVERAGE
ORIGINAL               MORTGAGE  PRINCIPAL PRINCIPAL  AVERAGE  ORIGINAL  REMAINING ORIGINAL    FICO
LOAN-TO-VALUE RATIO(%)  LOANS     BALANCE   BALANCE    COUPON    TERM      TERM       LTV      SCORE
--------------------- ---------  --------- ---------  -------- --------  --------- --------  --------
10.01 - 20.00             1         42,000    0.03     7.875      360       359      14.74      726
20.01 - 30.00             11     1,616,917    1.01     8.023      358       348      26.15      736
30.01 - 40.00             20     3,126,186    1.95     8.182      351       323      34.77      749
40.01 - 50.00             38     8,894,635    5.55     8.051      357       335      45.26      728
50.01 - 60.00             47    12,752,233    7.95     8.340      352       336      55.61      724
60.01 - 70.00             85    25,005,588   15.59     8.091      358       338      66.41      725
70.01 - 80.00            197    48,088,478   29.98     8.235      357       341      76.32      693
80.01 - 90.00            160    32,968,423   20.55     8.546      354       331      84.04      692
90.01 - 100.00           147    27,904,173   17.40     7.977      360       353      98.97      723
                      ---------  --------- ---------  -------- --------  --------- --------  --------
                TOTAL:   706   160,398,633     100      8.226      357       339      75.60      708


                                              % OF             WEIGHTED  WEIGHTED  WEIGHTED  WEIGHTED
                      NUMBER OF  AGGREGATE AGGREGATE  WEIGHTED  AVERAGE   AVERAGE   AVERAGE   AVERAGE
                       MORTGAGE  PRINCIPAL PRINCIPAL  AVERAGE  ORIGINAL  REMAINING ORIGINAL    FICO
LOAN PURPOSE            LOANS     BALANCE   BALANCE    COUPON    TERM      TERM       LTV      SCORE

Refinance - Cashout      326    71,945,205   44.85     8.409      354       334      70.33      697
Purchase                 263    59,449,423   37.06     8.012      359       346      84.21      723
Refinance - Rate Term    117    29,004,005   18.08     8.214      357       338      71.02      708
                      ---------  --------- ---------  -------- --------  --------- --------  --------
                TOTAL:   706    160,398,63    100      8.226      357       339      75.60      708


                                              % OF             WEIGHTED  WEIGHTED  WEIGHTED  WEIGHTED
                      NUMBER OF  AGGREGATE AGGREGATE  WEIGHTED  AVERAGE   AVERAGE   AVERAGE   AVERAGE
                       MORTGAGE  PRINCIPAL PRINCIPAL  AVERAGE  ORIGINAL  REMAINING ORIGINAL    FICO
OCCUPANCY               LOANS     BALANCE   BALANCE    COUPON    TERM      TERM       LTV      SCORE
--------------------- ---------  --------- ---------  -------- --------  --------- --------  --------
Primary                  595    144,988,46   90.39     8.193      356       339      75.65      708
Investment               111    15,410,172    9.61     8.541      358       339      75.10      715
                      ---------  --------- ---------  -------- --------  --------- --------  --------
                TOTAL:   706    160,398,63    100      8.226      357       339      75.60      708


_____________________________________________________________________________
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by NOVUS Financial Corporation with respect to the expected characteristics of the pool of mortgage loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. This collateral term sheet supercedes any information previously distributed. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                              % OF             WEIGHTED  WEIGHTED  WEIGHTED  WEIGHTED
                      NUMBER OF  AGGREGATE AGGREGATE  WEIGHTED  AVERAGE   AVERAGE   AVERAGE   AVERAGE
                       MORTGAGE  PRINCIPAL PRINCIPAL  AVERAGE  ORIGINAL  REMAINING ORIGINAL    FICO
PROPERTY TYPE           LOANS     BALANCE   BALANCE    COUPON    TERM      TERM       LTV      SCORE
--------------------- ---------  --------- ---------  -------- --------  --------- --------  --------
Single Family            605    144,743,18   90.24     8.224      356       339      75.34      707
Condo                     55     8,043,200    5.01     8.107      360       348      84.56      733
2-4 Family                33     5,380,665    3.35     8.527      352       331      68.85      712
Townhouse                 13     2,231,587    1.39     8.068      360       351      76.68      733
                      ---------  --------- ---------  -------- --------  --------- --------  --------
                TOTAL:   706    160,398,63    100      8.226      357       339      75.60      708



                                              % OF             WEIGHTED  WEIGHTED  WEIGHTED  WEIGHTED
                      NUMBER OF  AGGREGATE AGGREGATE  WEIGHTED  AVERAGE   AVERAGE   AVERAGE   AVERAGE
                       MORTGAGE  PRINCIPAL PRINCIPAL  AVERAGE  ORIGINAL  REMAINING ORIGINAL    FICO
TOP 10 STATES           LOANS     BALANCE   BALANCE    COUPON    TERM      TERM       LTV      SCORE
--------------------- ---------  --------- ---------  -------- --------  --------- --------  --------
California               159    46,421,037   28.94     8.142      359       343      74.73      724
New York                  66    13,200,696    8.23     8.688      349       330      73.68      682
Illinois                  51    10,704,296    6.67     8.045      357       334      81.14      694
New Jersey                45    10,310,879    6.43     8.517      356       338      73.63      677
Florida                   62     9,997,551    6.23     8.253      350       334      76.64      693
Hawaii                    27     8,549,137    5.33     7.889      360       332      62.18      747
Colorado                  19     5,765,439    3.59     8.599      358       344      80.11      687
Texas                     25     4,275,608    2.67     7.863      360       342      82.77      715
Washington                18     3,916,693    2.44     8.067      360       350      80.49      729
Connecticut               11     3,617,741    2.26     7.793      352       330      66.01      712
Other                    223    43,639,556   27.21     8.249      356       341      77.66      705
                      ---------  --------- ---------  -------- --------  --------- --------  --------
                TOTAL:   706    160,398,63    100      8.226      357       339      75.60      708


                                              % OF             WEIGHTED  WEIGHTED  WEIGHTED  WEIGHTED
                      NUMBER OF  AGGREGATE AGGREGATE  WEIGHTED  AVERAGE   AVERAGE   AVERAGE   AVERAGE
                       MORTGAGE  PRINCIPAL PRINCIPAL  AVERAGE  ORIGINAL  REMAINING ORIGINAL    FICO
FICO SCORE              LOANS     BALANCE   BALANCE    COUPON    TERM      TERM       LTV      SCORE
--------------------- ---------  --------- ---------  -------- --------  --------- --------  --------
Data Not Available       102    17,977,442   11.21     8.081      356       352      83.19      N/A
501 - 550                 24     3,088,934    1.93     9.567      354       321      81.76      532
551 - 600                 46     7,281,764    4.54     9.257      355       330      75.02      574
601 - 650                 77    12,826,449    8.00     8.520      356       337      77.82      631
651 - 700                154    37,909,506   23.63     8.285      355       338      76.11      677
701 - 750                136    35,635,667   22.22     8.077      357       340      74.82      726
751 - 800                150    41,705,880   26.00     7.984      358       338      71.01      772
801 - 850                 17     3,972,991    2.48     8.324      360       347      80.64      811
                      ---------  --------- ---------  -------- --------  --------- --------  --------
                TOTAL:   706    160,398,63    100      8.226      357       339      75.60      708


                                              % OF             WEIGHTED  WEIGHTED  WEIGHTED  WEIGHTED
                      NUMBER OF  AGGREGATE AGGREGATE  WEIGHTED  AVERAGE   AVERAGE   AVERAGE   AVERAGE
                       MORTGAGE  PRINCIPAL PRINCIPAL  AVERAGE  ORIGINAL  REMAINING ORIGINAL    FICO
DUAL COLLATERAL LOANS   LOANS     BALANCE   BALANCE    COUPON    TERM      TERM       LTV      SCORE
--------------------- ---------  --------- ---------  -------- --------  --------- --------  --------
Dual Collateral Loans    146    28,561,331   17.81     7.916      360       356      97.22      729
Standard Collateral      560    131,837,30   82.19     8.294      356       336      70.92      705
                      ---------  --------- ---------  -------- --------  --------- --------  --------
                TOTAL:   706    160,398,63    100      8.226      357       339      75.60      708



_____________________________________________________________________________
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by NOVUS Financial Corporation with respect to the expected characteristics of the pool of mortgage loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. This collateral term sheet supercedes any information previously distributed. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                              15 YEAR COLLATERAL
                              ------------------

                                              % OF              WEIGHTED  WEIGHTED  WEIGHTED WEIGHTED
                      NUMBER OF  AGGREGATE  AGGREGATE WEIGHTED  AVERAGE   AVERAGE   AVERAGE   AVERAGE
CURRENT MORTGAGE LOAN  MORTGAGE  PRINCIPAL  PRINCIPAL  AVERAGE  ORIGINAL REMAINING  ORIGINAL   FICO
PRINCIPAL BALANCE ($)   LOANS     BALANCE    BALANCE   COUPON     TERM      TERM      LTV      SCORE
--------------------- ---------  --------- ---------  -------- --------  --------- --------  --------
1 - 50,000               213      5,996,006   7.50     10.851     137       121      53.98      668
50,001 - 100,000         125      8,514,832   10.65     8.838     164       150      72.45      682
100,001 - 150,000         45      5,540,245   6.93      8.261     164       152      77.63      687
150,001 - 200,000         22      3,877,467   4.85      7.980     144       133      84.68      717
200,001 - 250,000         37      8,466,450   10.59     7.810     152       137      73.78      720
250,001 - 300,000         22      6,007,485   7.52      7.815     158       146      72.41      738
300,001 - 350,000         20      6,395,047   8.00      7.886     171       160      68.91      695
350,001 - 400,000          8      3,005,637   3.76      7.607     143       130      76.62      725
400,001 - 450,000         10      4,223,304   5.28      7.993     160       152      87.65      716
450,001 - 500,000         11      5,231,608   6.55      7.818     154       142      66.87      728
500,001 - 550,000          6      3,179,730   3.98      7.875     148       134      73.63      686
550,001 - 600,000          8      4,678,829   5.85      7.826     156       147      77.35      709
600,001 - 650,000          1        607,222   0.76      7.625     180       167      75.12      793
650,001 - 700,000          4      2,747,038   3.44      7.536     140       131      78.93      681
700,001 - 750,000          1        730,960   0.91      8.375     180       169      75.89      659
750,001 - 800,000          2      1,546,923   1.94      6.889     180       139      66.15      742
800,001 - 850,000          1        825,403   1.03      7.875     180       177      100.00     796
900,001 - 950,000          1        940,183   1.18      7.375      84        52      70.33      751
950,001 - 1,000,000        6      5,877,111   7.35      7.542     164       150      61.29      721
1,000,001 +                1      1,523,506   1.91      8.000     180       167      60.00      776
                      ---------  --------- ---------  -------- --------  --------- --------  --------
                TOTAL:   544     79,914,988    100      8.156     156       143      72.15      709


                                              % OF             WEIGHTED  WEIGHTED  WEIGHTED  WEIGHTED
ORIGINAL MORTGAGE     NUMBER OF  AGGREGATE AGGREGATE  WEIGHTED  AVERAGE   AVERAGE   AVERAGE   AVERAGE
LOAN PRINCIPAL        MORTGAGE  PRINCIPAL PRINCIPAL  AVERAGE  ORIGINAL  REMAINING ORIGINAL    FICO
BALANCE ($)             LOANS     BALANCE   BALANCE    COUPON    TERM      TERM       LTV      SCORE
--------------------- ---------  --------- ---------  -------- --------  --------- --------  --------
1 - 50,000               196     5,215,856    6.53     10.955     140       125      52.85      674
50,001 - 100,000         140     9,161,064   11.46     8.969      160       145      71.56      676
100,001 - 150,000         43     5,219,928    6.53     8.215      163       152      77.67      689
150,001 - 200,000         20     3,399,527    4.25     8.030      145       136      86.03      705
200,001 - 250,000         33     7,364,514    9.22     7.778      150       139      76.75      724
250,001 - 300,000         30     7,514,528    9.40     7.852      158       143      72.66      729
300,001 - 350,000         20     6,245,021    7.81     7.943      168       157      68.20      703
350,001 - 400,000          9     3,295,785    4.12     7.623      147       130      71.37      712
400,001 - 450,000         11     4,610,251    5.77     7.952      162       153      86.38      722
450,001 - 500,000          8     3,785,906    4.74     7.638      144       137      65.52      734
500,001 - 550,000          7     3,555,193    4.45     7.970      151       135      72.59      686
550,001 - 600,000          7     4,019,720    5.03     7.935      152       146      81.58      733
600,001 - 650,000          4     2,336,571    2.92     7.720      180       159      67.37      716
650,001 - 700,000          2     1,391,880    1.74     7.626      102       99       75.63      591
700,001 - 750,000          3     2,086,117    2.61     7.770      180       165      80.07      734
800,001 - 850,000          1       825,403    1.03     7.875      180       177     100.00      796
850,001 - 900,000          1       786,219    0.98     7.750      180       150      62.43      718
950,001 - 1,000,000        5     4,835,676    6.05     7.783      142       130      65.89      694
1,000,001 +                4     4,265,829    5.34     7.121      180       154      59.17      786
                      ---------  --------- ---------  -------- --------  --------- --------  --------
                TOTAL:   544    79,914,988    100      8.156      156       143      72.15      709

_____________________________________________________________________________
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by NOVUS Financial Corporation with respect to the expected characteristics of the pool of mortgage loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. This collateral term sheet supercedes any information previously distributed. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.


                                             % OF              WEIGHTED  WEIGHTED  WEIGHTED  WEIGHTED
                       NUMBER OF AGGREGATE AGGREGATE WEIGHTED  AVERAGE    AVERAGE   AVERAGE   AVERAGE
                       MORTGAGE  PRINCIPAL PRINCIPAL  AVERAGE  ORIGINAL  REMAINING ORIGINAL    FICO
MORTGAGE RATES (%)       LOANS    BALANCE   BALANCE   COUPON     TERM      TERM       LTV      SCORE
--------------------- ---------  --------- ---------  -------- --------  --------- --------  --------
5.501 - 6.000              1       760,705   0.95      6.000     180        128      70.00      767
6.001 - 6.500              2       266,155   0.33      6.405     180        146      63.85      726
6.501 - 7.000             11     3,422,197   4.28      6.916     171        153      63.19      783
7.001 - 7.500             72     15,140,54   18.95     7.424     140        127      67.32      720
7.501 - 8.000            156     36,153,98   45.24     7.750     160        151      76.67      721
8.001 - 8.500             50     11,053,30   13.83     8.294     163        147      74.68      701
8.501 - 9.000             26     3,639,978   4.55      8.797     154        134      71.14      680
9.001 - 9.500             24     2,128,654   2.66      9.289     167        146      65.57      667
9.501 - 10.000            29     1,255,020   1.57      9.899     153        131      69.52      645
10.001 - 10.500           21       906,190   1.13     10.414     153        128      69.98      631
10.501 - 11.000           24       846,014   1.06     10.847     140        122      56.42      670
11.001 - 11.500           28     1,156,779   1.45     11.346     152        135      63.09      674
11.501 - 12.000           19       899,375   1.13     11.930     165        144      67.08      622
12.001 - 12.500           20       603,007   0.75     12.346     138        126      56.73      622
12.501 - 13.000           13       484,143   0.61     12.869     167        143      61.49      606
13.001 - 13.500            8       267,390   0.33     13.334     161        145      73.18      610
13.501 - 14.000           13       339,378   0.42     13.883     148        124      59.95      643
14.001 - 14.500            8       203,477   0.25     14.329     134        117      44.11      648
14.501 - 15.000            8       190,421   0.24     14.886     119        108      57.35      609
15.001 - 15.500            3        51,920   0.06     15.444     153        145      39.61      692
15.501 - 16.000            7       122,795   0.15     15.957     131        99       48.82      599
16.501 - 17.000            1        23,557   0.03     16.750     180        170      46.44      527
                      ---------  --------- ---------  -------- --------  --------- --------  --------
                TOTAL:   544     79,914,98    100      8.156     156        143      72.15      709


                                             % OF              WEIGHTED  WEIGHTED  WEIGHTED  WEIGHTED
                       NUMBER OF AGGREGATE AGGREGATE WEIGHTED  AVERAGE    AVERAGE   AVERAGE   AVERAGE
ORIGINAL               MORTGAGE  PRINCIPAL PRINCIPAL  AVERAGE  ORIGINAL  REMAINING ORIGINAL    FICO
LOAN-TO-VALUE RATIO(%)   LOANS    BALANCE   BALANCE   COUPON     TERM      TERM       LTV      SCORE
--------------------- ---------  --------- ---------  -------- --------  --------- --------  --------
0.01 - 10.00               8       391,847   0.49      8.598     172        169      9.36       670
10.01 - 20.00             39     1,711,573   2.14      8.787     160        151      18.21      729
20.01 - 30.00             36     1,432,463   1.79      9.517     102        81       25.38      724
30.01 - 40.00             37     3,276,887   4.10      8.146     145        135      32.85      712
40.01 - 50.00             43     3,911,428   4.89      8.582     143        129      46.51      694
50.01 - 60.00             39     7,675,635   9.60      7.888     166        146      55.90      743
60.01 - 70.00             69     12,322,41   15.42     8.034     162        143      66.41      715
70.01 - 80.00            123     23,692,11   29.65     8.104     156        144      76.49      699
80.01 - 90.00             82     11,298,88   14.14     8.678     159        143      83.15      668
90.01 - 100.00            68     14,201,75   17.77     7.736     155        151      99.03      748
                      ---------  --------- ---------  -------- --------  --------- --------  --------
                TOTAL:   544     79,914,98    100      8.156     156        143      72.15      709


                                             % OF              WEIGHTED  WEIGHTED  WEIGHTED  WEIGHTED
                       NUMBER OF AGGREGATE AGGREGATE WEIGHTED  AVERAGE    AVERAGE   AVERAGE   AVERAGE
                       MORTGAGE  PRINCIPAL PRINCIPAL  AVERAGE  ORIGINAL  REMAINING ORIGINAL    FICO
LOAN PURPOSE             LOANS    BALANCE   BALANCE   COUPON     TERM      TERM       LTV      SCORE
--------------------- ---------  --------- ---------  -------- --------  --------- --------  --------
Refinance - Cashout       356    37,190,73   46.54     8.547     158        144      67.94      695
Purchase                  110    26,379,89   33.01     7.770     152        141      83.70      730
Refinance - Rate Term     78     16,344,36   20.45     7.887     161        144      63.10      710
                      ---------  --------- ---------  -------- --------  --------- --------  --------
                TOTAL:    544    79,914,98    100      8.156     156        143      72.15      709


_____________________________________________________________________________
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by NOVUS Financial Corporation with respect to the expected characteristics of the pool of mortgage loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. This collateral term sheet supercedes any information previously distributed. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                             % OF              WEIGHTED  WEIGHTED  WEIGHTED  WEIGHTED
                       NUMBER OF AGGREGATE AGGREGATE WEIGHTED  AVERAGE    AVERAGE   AVERAGE   AVERAGE
                       MORTGAGE  PRINCIPAL PRINCIPAL  AVERAGE  ORIGINAL  REMAINING ORIGINAL    FICO
OCCUPANCY                LOANS    BALANCE   BALANCE   COUPON     TERM      TERM       LTV      SCORE
--------------------- ---------  --------- ---------  -------- --------  --------- --------  --------
Primary                   465    70,148,99   87.78     8.133     156        142      71.25      708
Investment                79     9,765,996   12.22     8.322     161        150      78.65      716
                      ---------  --------- ---------  -------- --------  --------- --------  --------
                TOTAL:    544    79,914,98    100      8.156     156        143      72.15      709


                                             % OF              WEIGHTED  WEIGHTED  WEIGHTED  WEIGHTED
                       NUMBER OF AGGREGATE AGGREGATE WEIGHTED  AVERAGE    AVERAGE   AVERAGE   AVERAGE
                       MORTGAGE  PRINCIPAL PRINCIPAL  AVERAGE  ORIGINAL  REMAINING ORIGINAL    FICO
PROPERTY TYPE            LOANS    BALANCE   BALANCE   COUPON     TERM      TERM       LTV      SCORE
--------------------- ---------  --------- ---------  -------- --------  --------- --------  --------
Single Family             474    72,303,48   90.48     8.165     156        142      71.43      708
Condo                     38     5,524,035   6.91      7.818     163        155      81.19      740
2-4 Family                23     1,267,000   1.59      9.290     161        147      67.55      684
Townhouse                  9       820,465   1.03      7.889     178        169      82.36      710
                      ---------  --------- ---------  -------- --------  --------- --------  --------
                TOTAL:    544    79,914,98    100      8.156     156        143      72.15      709


                                             % OF              WEIGHTED  WEIGHTED  WEIGHTED  WEIGHTED
                       NUMBER OF AGGREGATE AGGREGATE WEIGHTED  AVERAGE    AVERAGE   AVERAGE   AVERAGE
                       MORTGAGE  PRINCIPAL PRINCIPAL  AVERAGE  ORIGINAL  REMAINING ORIGINAL    FICO
TOP 10 STATES            LOANS    BALANCE   BALANCE   COUPON     TERM      TERM       LTV      SCORE
--------------------- ---------  --------- ---------  -------- --------  --------- --------  --------
California                78     23,193,66   29.02     7.929     163        150      77.06      715
Florida                   57     7,746,891   9.69      8.215     159        145      73.47      728
New York                  51     7,627,171   9.54      8.094     161        147      67.54      689
Colorado                  14     5,119,642   6.41      7.530     156        141      54.13      742
Illinois                  57     4,720,061   5.91      8.536     151        131      70.81      674
New Jersey                21     3,052,406   3.82      8.484     176        161      58.21      674
Michigan                  27     2,660,006   3.33      8.800     138        128      78.87      647
Texas                     15     2,619,322   3.28      7.969     146        137      85.57      737
North Carolina            14     1,885,163   2.36      7.609     167        140      78.48      735
Nevada                     6     1,816,343   2.27      7.813     126        121      73.47      743
Other                     204    19,474,32   24.37     8.469     150        139      71.38      705
                      ---------  --------- ---------  -------- --------  --------- --------  --------
                TOTAL:    544    79,914,98    100      8.156     156        143      72.15      709


                                             % OF              WEIGHTED  WEIGHTED  WEIGHTED  WEIGHTED
                       NUMBER OF AGGREGATE AGGREGATE WEIGHTED  AVERAGE    AVERAGE   AVERAGE   AVERAGE
                       MORTGAGE  PRINCIPAL PRINCIPAL  AVERAGE  ORIGINAL  REMAINING ORIGINAL    FICO
FICO SCORE               LOANS    BALANCE   BALANCE   COUPON     TERM      TERM       LTV      SCORE
--------------------- ---------  --------- ---------  -------- --------  --------- --------  --------
Data Not Available        69     10,736,85   13.44     7.844     158        154      84.23      N/A
451 - 500                  3       133,115   0.17     11.460     158        129      71.24      492
501 - 550                 18       959,697   1.20     11.047     175        149      75.69      533
551 - 600                 43     3,828,481   4.79      9.290     154        139      73.11      579
601 - 650                 77     8,456,446   10.58     8.771     152        139      72.59      630
651 - 700                115     17,343,14   21.70     8.305     153        139      69.50      674
701 - 750                101     15,143,12   18.95     8.068     152        137      71.29      726
751 - 800                 92     18,660,13   23.35     7.716     161        147      67.28      773
801 - 850                 26     4,653,998   5.82      7.625     165        147      74.24      818
                      ---------  --------- ---------  -------- --------  --------- --------  --------
                TOTAL:   544     79,914,98    100      8.156     156        143      72.15      709


_____________________________________________________________________________
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by NOVUS Financial Corporation with respect to the expected characteristics of the pool of mortgage loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. This collateral term sheet supercedes any information previously distributed. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.


                                             % OF              WEIGHTED  WEIGHTED  WEIGHTED  WEIGHTED
                       NUMBER OF AGGREGATE AGGREGATE WEIGHTED  AVERAGE    AVERAGE   AVERAGE   AVERAGE
                       MORTGAGE  PRINCIPAL PRINCIPAL  AVERAGE  ORIGINAL  REMAINING ORIGINAL    FICO
DUAL COLLATERAL LOANS    LOANS    BALANCE   BALANCE   COUPON     TERM      TERM       LTV      SCORE
--------------------- ---------  --------- ---------  -------- --------  --------- --------  --------
Dual Collateral Loans     63     14,201,44   17.77     7.638     151        148      98.01      740
Standard Collateral       481    65,713,54   82.23     8.268     157        142      66.57      704
                      ---------  --------- ---------  -------- --------  --------- --------  --------
                TOTAL:    544    79,914,98    100      8.156     156        143      72.15      709


                                             % OF              WEIGHTED  WEIGHTED  WEIGHTED  WEIGHTED
                       NUMBER OF AGGREGATE AGGREGATE WEIGHTED  AVERAGE    AVERAGE   AVERAGE   AVERAGE
                       MORTGAGE  PRINCIPAL PRINCIPAL  AVERAGE  ORIGINAL  REMAINING ORIGINAL    FICO
PRODUCT TYPE             LOANS    BALANCE   BALANCE   COUPON     TERM      TERM       LTV      SCORE
--------------------- ---------  --------- ---------  -------- --------  --------- --------  --------
Fixed - 15 Year           438    46,494,98   58.18     8.439     170        155      68.93      708
Balloon - 7/30            52     14,961,33   18.72     7.741      84        72       75.95      703
Balloon - 15/30           54     18,458,66   23.10     7.777     180        170      77.20      717
                      ---------  --------- ---------  -------- --------  --------- --------  --------
                TOTAL:    544    79,914,98    100      8.156     156        143      72.15      709


_____________________________________________________________________________
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by NOVUS Financial Corporation with respect to the expected characteristics of the pool of mortgage loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. This collateral term sheet supercedes any information previously distributed. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.